                                                                  Exhibit 99.01

                       BUILDING ONE SERVICES CORPORATION
                             LETTER OF TRANSMITTAL
                  10 1/2% Senior Subordinated Notes due 2009
                           Issued on April 30, 1999
                        Exchange Note Cusip: 120114AC7

  The exchange offer will expire at 5:00 P.M., New York City time, on August 19, 1999, unless extended (the "Expiration Date"). Tenders of outstanding notes may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date.

              Exchange Agent: IBJ WHITEHALL BANK & TRUST COMPANY



               By Mail:                      By Hand/Overnight Courier:
-------------------------------------------------------------------------------


                                         IBJ Whitehall Bank & Trust Company
  IBJ Whitehall Bank & Trust Company              One State Street
              P.O. Box 84                        New York, NY 10004
         Bowling Green Station          Attn.: Securities Processing Window,
        New York, NY 10274-0084                 Subcellar One, (SC-1)
    Attn: Reorganization Operations

                          By Facsimile Transmission:
                       (for Eligible Institutions Only)
                                (212) 858-2611

                               For Information:
                                (212) 858-2103

  Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES (THE "EXCHANGE NOTES") FOR THEIR OUTSTANDING NOTES (THE "ORIGINAL NOTES") PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  The undersigned acknowledges receipt of the prospectus dated July 19, 1999 of Building One Services Corporation (the "Company") and this Letter of Transmittal, which together constitute the Company's offer to exchange $1,000 principal amount of its 10 1/2% Senior Subordinated Notes due 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement of which the prospectus is a part, for each $1,000 principal amount of its outstanding 10 1/2% Senior Subordinated Notes due 2009 that were issued on April 30, 1999 (the "Original Notes"), of which $200,000,000 principal amount is outstanding, upon the terms and conditions set forth in the prospectus.

  For each Original Note accepted for exchange and not withdrawn, the holder of such Original Note will receive an Exchange Note that has a principal amount equal to that of the surrendered Original Note. Interest on the Exchange Note will accrue from the last date on which interest was paid on the Original Notes, or if no such interest has been paid, from April 30, 1999. The Original Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. The Company reserves the right, at any time or from time to time, to extend this exchange offer at its discretion, in which event the term "Expiration

Date" shall mean the latest time and date to which this exchange offer is extended. The Company shall notify the exchange agent of any extension by oral (promptly confirmed in writing) or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  This Letter of Transmittal is to be used by holders if:

  . the certificates that represent their Original Notes are to be physically delivered to the exchange agent herewith by holders;

  . the tender of their Original Notes is to be made by book-entry transfer to the exchange agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the prospectus under "Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Original Notes; or

  . the tender of their Original Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under "Exchange Offer--Guaranteed Delivery Procedures."

  Delivery of documents to DTC does not constitute delivery to the exchange agent.

  The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the exchange agent. See Instruction 11 herein.

  HOLDERS WHO WISH TO ACCEPT THE OFFER TO EXCHANGE AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOXES BELOW.

  DESCRIPTION OF 10 1/2% SENIOR SUBORDINATED NOTES DUE 2009 ISSUED APRIL 30,
                          1999 (ORIGINAL NOTES)

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, EXACTLY AS NAME(S) APPEAR(S) ON TENDERED CERTIFICATE(S))
                         DESCRIPTION OF NOTES TENDERED
                          (See Instructions 3 and 4)
-------------------------------------------------------------------------------

  Name(s) and Address(es) of
     Registered Holder(s)
  (Please Fill in Exactly as
     Name(s) Appear(s) on                   Certificate(s) Enclosed
       Certificate(s))                 (Attach signed list if necessary)
--------------------------------------------------------------------------------
                                              Aggregate
                                           Principal Amount   Principal Amount
                               Certificate  Represented by        Tendered
                               Number(s)*   Certificate(s)  (if less than all)**
                               -------------------------------------------------

                               ---------------------------------------------

                               ---------------------------------------------

                               ---------------------------------------------

                               ---------------------------------------------

                               ---------------------------------------------

                             Total
                            Amount
                          Tendered
--------------------------------------------------------------------------------

  * Need not be completed by holders who tender Original Notes by book-entry transfer.
 ** Unless otherwise indicated in the column labeled "Principal Amount
    Tendered," any tendering holder of Original Notes will be deemed to have tendered the entire principal aggregate amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

 If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

        THE BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[_CHECK]HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
  TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ____________________________________________

    DTC Participant Number ___________________________________________________

    Transaction Code Number __________________________________________________

[_CHECK]HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
  NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) __________________________________________

    Window Ticket Number (If Any) ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery _______________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number ___________________________________________________________

    Transaction Code Number __________________________________________________

[_CHECK]HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
  COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
  THERETO.

    Name _____________________________________________________________________

    Address __________________________________________________________________

Ladies and Gentlemen:

  Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Building One Services Corporation, a Delaware corporation (the "Company"), the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Company) with respect to the tendered Original Notes with full power of substitution to:

  . deliver certificates for such Original Notes to the Company, or transfer ownership of such Original Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity, or upon the order of, the Company; and

  . present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and subject to the conditions of the exchange offer.

  The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned acknowledges that this exchange offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Original Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company or its subsidiaries within the meaning of Rule 405 of the Securities Act of 1933, as amended), without compliance with the registration and prospectus delivery provisions of the Securities Act of 1933, as amended, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such Exchange Notes. The undersigned hereby further represents that:

  . it will acquire the Exchange Notes in the ordinary course of business;

  . it has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes in violation of the Securities Act;

  . it is not an affiliate of Building One Services Corporation as defined in Rule 405 under the Securities Act or, if it is an affiliate, it will comply with the applicable registration and prospectus delivery requirements of the Securities Act;

  . if it is not a broker-dealer, that it is not engaged, and does not intend to engage in, the distribution of the Exchange Notes; and

  . if it is a broker-dealer that will receive the Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of the Exchange Notes. However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended.

  The undersigned hereby acknowledges and agrees that any broker-dealer and any holder using the exchange offer to participate in a distribution of Exchange Notes cannot rely on the staff of the Securities and Exchange Commission's position set forth in certain no-action letters and must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction.

Such a secondary resale transaction must also be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Original Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption "Exchange Offer-- Withdrawal of Tenders" in the prospectus.

  For purposes of the exchange offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral or written notice thereof to the exchange agent.

  If any tendered Original Notes are not accepted for exchange pursuant to the exchange offer for any reason, certificates for any such unaccepted Original Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

  Unless otherwise indicated under "Special Payment and Delivery Instructions," the undersigned understands that the Company will issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged (or in either such event in the case of the Original Notes tendered by DTC, by credit to the undersigned's account, at DTC). Similarly, unless otherwise indicated under "Special Payment and Delivery Instructions," the undersigned understands that the Company will send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Payment and Delivery Instructions" are completed, the undersigned understands that the Company will issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

  Holders of Original Notes who wish to tender their Original Notes and:

  . whose Original Notes are not immediately available;

  . who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date; or

  . cannot complete the procedure for book-entry transfer prior to the Expiration Date may tender their Original Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

               PLEASE SIGN HERE WHETHER OR NOT OUTSTANDING NOTES
                     ARE BEING PHYSICALLY TENDERED HEREBY

X __________________________________________________    Date __________________

X __________________________________________________    Date __________________
 Signature(s) of Registered Holder(s) or Authorized
                     Signatory

Area Code and Telephone Number ________________________________________________

  The above lines must be signed by the registered holder(s) of Original Notes as their name(s) appear(s) on the Original Notes or, if the Original Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________
                              (Include Zip Code)

                SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
                        (If required by Instruction 4)

_______________________________________________________________________________
                            (Authorized Signature)

_______________________________________________________________________________
                                    (Title)

_______________________________________________________________________________
                                (Name of Firm)

Dated: ________________________________________________________________________

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

   To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Original Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained by DTC.

 Issue certificates to:

 Name(s): ____________________________________________________________________
                                (Please Print)

 Address: ____________________________________________________________________
                              (Include Zip Code)

 _____________________________________________________________________________
                  (Tax Identification or Social Security No.)

                                   SIGNATURE
                  (If Special Payment Instructions are Given)
                              (See Instruction   )

 _____________________________________________________________________________
                           Signature(s) of Payee(s)

 Dated              , 1999

 By signing and completing the form above, under the penalties of perjury, I/we certify that the above tax identification or social security number(s) is/are correct.

 Note: Failure to complete and sign may result in backup withholding of 31% of the payments due to you. See Instruction 6.


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

   To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

 Mail certificates to:

 Name(s) _____________________________________________________________________
                                (Please Print)

 Address _____________________________________________________________________

 _____________________________________________________________________________
                              (Include Zip Code)

                                 INSTRUCTIONS
        Forming Part of the Terms and Conditions of the Exchange Offer

  1. Delivery of this Letter and Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "Exchange Offer--Book-Entry Transfer" section of the prospectus. Certificates for all physically tendered Original Notes, or transfer confirmation of, book-entry, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile) and any other documents required by this Letter of Transmittal, must be received by the exchange agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

  Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the "Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus. These procedures require that:

  . such tender must be made through an Eligible Institution (as defined in Instruction 4 below);

  . prior to the Expiration Date, the exchange agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq Stock Market trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate for all physically tendered Original Notes, or a transfer confirmation, book-entry and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the exchange agent; and

  . the certificates for all physically tendered Original Notes, in proper form for transfer, or transfer confirmation of, book-entry as the case may be, and all other documents required by this Letter of Transmittal, are received by the exchange agent within three Nasdaq Stock Market trading days after the date of execution of the Notice of Guaranteed Delivery.

  The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering stockholder. The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  See the "Exchange Offer" section in the prospectus for more information.

  2. Tender by Holder. Only a holder of Original Notes may tender such Original Notes in the exchange offer. Any beneficial holder of Original Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such holder's name or obtain a properly completed bond power from the registered holder.

  3. Partial Tenders. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10 1/2% Senior Subordinated Notes due 2009 issued on April 30, 1999 (Original Notes)" above. The entire principal amount of Original Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Original Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Notes are accepted for exchange.

  4. Signatures on This Letter of Transmittal; Powers of Attorney and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the Exchange Notes are to be issued, or any Original Notes that were not tendered in the exchange offer are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names on the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on certificates for Original Notes or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program ("Eligible Institutions").

  Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Original Notes are tendered:

  . by a registered holder of Original Notes (which term, for purposes of the exchange offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or

  . for the account of an Eligible Institution.

  5. Special Payment and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Original Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Noteholders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

  6. Tax Identification Number. Federal income tax law requires that a holder whose offered Original Notes are accepted for exchange must provide the Company (as payer) with his, her or its correct taxpayer identification number ("TIN"), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to Original Notes purchased pursuant to the exchange offer may be subject to backup withholding at a 31% rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

  To prevent backup withholding, each exchanging holder must complete the Substitute Form W-9 enclosed herewith.

  In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the exchange agent.

  If the Original Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

  7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the exchange offer. If, however, certificates representing Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

  8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the exchange offer in the case of any Original Notes tendered.

  9. No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

  Neither the Company, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

  10. Mutilated, Lost, Stolen or Destroyed Original Notes. Any tendering holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instructions.

  11. Requests for Assistance or Additional Copies. Questions and requests for assistance for additional copies of the prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the exchange agent at the address specified in the prospectus.

  THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. NOTEHOLDERS. ALL NOTEHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

  SUBSTITUTE FORM W-9 OR FORM W-8

  Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the exchange offer. In order to avoid such backup withholding, each tendering U.S. noteholder must provide the Depositary with such holder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

  In order for a non-U.S. holder to avoid 31% backup withholding, such holder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-U.S. status. Form W-8 and instructions for such statement are enclosed for such stockholders.


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

        CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

  Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Original Notes to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the exchange offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the noteholder may claim a refund from the Internal Revenue Service.


                          Part 1--PLEASE PROVIDE YOUR TIN
 SUBSTITUTE               IN THE BOX AT RIGHT AND CERTIFY
                          BY SIGNING AND DATING BELOW

 Form W-9                                                      ---------------
                                                                   Social
                                                                  Security
                                                                   Number


 Department of           ------------------------------------------------------
 the Treasury             Part 2--Check the box if you are NOT subject to
 Internal                 backup withholding under the provisions of section
 Revenue Service          3406(a)(1)(C) of the Internal Revenue Code because
                          (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                                                               Or ____________
                                                                 Employer ID
                                                                   Number

 Payer's Request for
 Taxpayer
 Identification Number
 (TIN)

                                                               Part 3
                                                               Awaiting TIN
                         ------------------------------------------------------


                          CERTIFICATION: UNDER THE
                          PENALTIES OF PERJURY, I CERTIFY
                          THAT THE INFORMATION PROVIDED ON
                          THIS FORM IS TRUE, CORRECT, AND
                          COMPLETE.

                          Signature _______ Date ___________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments due to me pursuant to the Offer will be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature: ____________________________

Date: _________________________________

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